SUPPLEMENT TO THE FIDELITY REAL ESTATE
HIGH INCOME FUND II
APRIL 29, 2000
PROSPECTUS

SHAREHOLDER  MEETING.  On or about  November 15,
2000, a meeting of the  shareholders of Fidelity
Real  Estate High Income Fund II will be held to
vote    on    various    proposals,    including
modifications to the fund's management contract.
Shareholders of record on September 18, 2000 are
entitled to vote at the  meeting.  Included  are
proposals  to revise the fund's  management  fee
calculation to provide for lower fees when FMR's
assets exceed a certain level,  and to allow FMR
and the trust,  on behalf of the fund, to modify
the   management   contract   subject   to   the
requirements of the Investment Company Act of 1940.

For more detailed information concerning the proposals under consideration, please contact
Fidelity at 1-617-563-6414 to request a free copy of the proxy statement.










                                                                      09/15/2000